EXHIBIT 10.21

Maximum Amount Mortgage Contract

(Chongwen) Nong Yin Gao Di Zi (2007) Di 536 Hao
Mortgagee (Full Name):	Agriculture Bank of China Chongwen Sub-branch
Debtor (Full Name):	Duoyuan Digital Printing Technology (China) Co. Ltd.
Mortgagor: (Full Name):	Hunan Duoyuan Printing Machine Co. Ltd.

Whereas the Debtor and the Mortgagee will enter into a series of creditor and debtor contracts (hereinafter as “the Principal Contract”) according to the term and maximum amount stipulated in Article 1 of this Contract hereinafter, the Mortgagor undertakes to provide guarantee for the debts incurred between the Debtor and the Mortgagee according to the aforementioned Principal Contract. In order to guarantee the realization of the creditor’s rights of the Mortgagee, the parties enters into this Contract according to the PRC Guarantee Law and other relevant laws and regulations after negotiation.

Article 1. Maximum Amount of the Guaranteed Principal Debtor’s Rights

1. The Mortgagor hereby undertakes to provide guarantee for the debts between the debtor and the Mortgagee actually incurred when the Debtor handles various agreed transactions at the Mortgagee’s during the period starting from 28th July 2007 to 27th July 2010, with a maximum debt balance amount of RMB (in words) ninety eight million. The aforementioned period shall only refer to the time when the debt is incurred, not the mature time of a debt. The amount of a foreign currency transaction shall be calculated on basis of the actual selling rate on such date. The aforementioned various agreed transactions include: loan in RMB. (You may choose the following types of transactions: (1) loans in RMB/foreign currency (2) discounts for commercial/bank acceptance bill (3) acceptance of bank acceptance bill (4) reduction or exemption of the marginal deposit for issuing L/C (5) import bill advance (6) export bill advance (7) export packing finance (8) banker’s letter of guarantee).

2. The Debtor may apply for revolving usage of the aforementioned credit funds or bank loan amount within the period and maximum balance amount stipulated in this Contract. The commencement day, maturity day, interest rate and respective amount of each transaction shall be decided as per corresponding document of loan or creditor’s rights of the Principal Contract. The maturity date of any transactions occurred during the period stipulated in this Contract shall not exceed [Month][Date][Year].

3. The Mortgagee need not handle guarantee procedures for each specific transactions when the loan or bank credit to be issued are within the period and maximum balance amount stipulated in this Contract.

4. The Mortgagor undertakes the guarantee responsibility in form of the original currency for all the transactions occurred within the period and maximum balance amount stipulated in this Contract regardless of the transaction currency type.

Article 2. Scope of Guarantee

The scope of guarantee provided by the Mortgagor shall cover all the debt principal, interest, overdue interest, compound interest, penalty interest, penalty, damage compensation, and all other expenses related with the Mortgagee’s realization of its creditors rights, such as legal expense, counsel fee, expense related with the disposal of the collateral object(s), transfer fee, etc.

The Mortgagor undertakes to provide guarantee for the amount exceeding the maximum balance amount stipulated in this Contract due to fluctuation of exchange rates.

Article 3. Collateral Object

1. The Mortgagor hereby agrees that the following assets shall become collateral hereunder: _____ (for details, see the Real Estate Mortgage List attached as numbered ___), and such list shall be incorporated hereinto as part and parcel of this Contract.

2. The aforementioned collateral shall be evaluated as RMB (in word) ____ tentatively. The determinative value of such collateral shall be subject to the actual income realized at the time of the disposal thereof.

Article 4. Mortgage Rights

The mortgage rights hereunder shall attach to the accession, ancillary rights, subrogation rights, fixtures, mixtures, processed objects, and accrual of the collateral.

Article 5. Custody of the Collateral Object(s)

1. The collateral object(s) under this Contract shall be kept custody by the Mortgagor. The Mortgagor shall bear responsibilities for appropriate preservation. The Mortgagee has the right to inspect the situation of the preserved collateral object(s).

2. The Mortgagor shall not gift, transfer sell, lease (rent), re-mortgage or dispose the collateral object(s) otherwise during the term of this Contract without written consent from the Mortgagee. The income from transferring, leasing (renting) or selling the collateral object(s) with prior written consent from the Mortgagee shall be used for the repayment of debts under the Principal Contracts first, or be put under escrow at a third party agreed upon by the both parties.

3. In case of any damage or loss of the collateral object(s) during the term of this Contract, the Mortgagor shall adopt effective measures to prevent the enlargement of such damage or loss in a timely manner, and shall inform the Mortgagee in the meanwhile. Any compensation, indemnification obtained by the Mortgagor for such damage or loss shall be used for the repayment of the debt under the Principal Contract first.

4. In case of any reduction of the value amount of the collateral object(s) during the term of this Contract, the Mortgagor shall replenish such reduction, or provide further guarantee recognized by the Mortgagee with the same value amount of such reduction.

Article 6. Insurance of the Collateral Object(s)

1. Adequate insurance shall be maintained for the collateral object(s) with the Mortgagee as the primary beneficiary. The Mortgagor shall hand over the original copies of the insurance documents to the Mortgagee for preservation.

2. The Mortgagor shall not terminate or cancel such insurance for any reason during the term of this Contract. In case of termination of such insurance, the Mortgagee shall have the right to handle relevant insurance procedures with all relevant expenses borne by the Mortgagor.

3. In case of any accidents covered by the insurance policy, the insurance benefits shall be used for the repayment of the debts under the Principal Contract first, or be put under escrow at a third party agreed upon by the both parties.

Article 7. Mortgage Registration

The Mortgagor shall handle registration procedures and formalities at relevant registration authorities within 5 days after the execution of this Contract, and hand over the original copies of the certificate for jus alias, mortgage registration documents and other rights certificates for preservation.

Article 8. Realization of the Mortgage Rights

1. In case of any outstanding debts upon expiration of the Principal Contract, the Mortgagee may legally accept the collateral object(s) as a trade-in indemnification, or use the income realized by auctioning or selling such object(s) for repayment first. The aforementioned “expiration” shall include any circumstances under which the Mortgagee may accelerate the maturity day of any debts under the Principal Contract according to relevant agreements in the Principal Contract, applicable state laws and regulations, etc.

2. In case there are more than one Mortgagor, the Mortgagee shall have the right to dispose any collateral object(s) of any Mortgagor.

Article 9. Breach of Contract

1. Both the Mortgagee and the Mortgagor shall perform its respective obligations as is stipulated in this Contract upon its execution, and shall bear corresponding liabilities for breach of contract for any non-performance, and make compensation for the loss caused by such breach of contract.

2. The Mortgagor shall make full-amount compensation to the Mortgagee for its economic loss upon occurrence of any of the following situation on part of the Mortgagor:

(1) Conceal the actual co-ownership of the collateral object(s), or any disputes over such object(s), or its being sealed up or supervised or mortgaged already.
(2) Dispose the collateral object(s) without written consent from the Mortgagee.
(3) Violation of other agreement or provisions in the Contract.

Article 10. Expense

Any expenses related with the registration, evaluation, insurance, accreditation, notarization of the collateral object(s) under this Contract shall be borne by the Mortgagor.

Article 11. Solution of Disputes

The both parties shall try to solve any dispute in connection to the performance of this Contract. The legal proceedings for any disputes shall be made at the courts where the Mortgagee is located.

Article 12. Miscellaneous

1. The Mortgagor shall bear joint responsibilities for any obligations of the Debtor even if the Contract be deemed as invalid.

2. The Principal Contract, document of loan or creditor’s rights under this Contract will not be delivered to the Mortgagor.

Article 13. Effectiveness of the Contract

This Contract shall established upon execution (chop being sealed), and shall become effective on the date when mortgage registration procedures are completed.

Article 14. This Contract is made in four original copies, with each Party holding two of them with the same legal force.

Article 15. Notice

The Mortgagee has requested the Mortgagor and the Debtor to review and understand the provisions of this Contract completely and accurately, and has made explanation on certain provisions at the request of the Debtor and the Mortgagor. The executing parties have same understanding of the meanings of this Contract.

Mortgagee (Seal Attached Here)	Debtor(Seal Attached Here)

Responsible person	Legal Representative
Or authorized agent: /s/ Jianmin Yao	or authorized agent: /s/ Wenhua Guo

Mortgagor (Seal Attached Here)

Legal Representative
or authorized agent: /s/ Baiyun Sun

Date: July 28, 2007
Venue: Agriculture Bank of China, Chongwen Sub-Branch

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Land Use Right
Preserved by	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate		Location and number of land	(9)-1-41, No. 362 Bao Qing Road west, Shaoyang
Number of real estate certificate		Number of land use right certificate	Transfer, Shao Shi Guo Yong (2004) D0180 Hao
Construction date		Term (period) of land use right	May 2004 to May 2044
Construction area		Area of land use right	1959.88 m2
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Land Use Right
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate		Location and number of land	(15)-9-1, No. 362 Bao Qing Road west, Shaoyang
Number of real estate certificate		Number of land use right certificate	Transfer, Shao Shi Guo Yong (2004) Di 00179 Hao
Construction date		Term (period) of land use right	May 2004 to May 2044
Construction area		Area of land use right	8941.888 m2
Construction structure		Including area occupied by construction
Usage		Usage	Industrial
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Land Use Right
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate		Location and number of land	(9)-1-1, No. 362 Bao Qing Road west, Shaoyang
Number of real estate certificate		Number of land use right certificate	Transfer, Shao Shi Guo Yong (2004) Di 00178 Hao
Construction date		Term (period) of land use right	May 2004 to May 2044
Construction area		Area of land use right	220339.36 m2
Construction structure		Including area occupied by construction
Usage		Usage	Industrial
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009740 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	26256.18 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009739 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	992.07 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009738 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	4647.39 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009737 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	12895.73 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009736 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	5609.48 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009735 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	992.07 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___

Real Estate Mortgage List

Mortgagor (Full name): Hunan Duoyuan Printing Machinery Co. Ltd.
Mortgagee (Full name): Agriculture Bank of China Chongwen Sub-branch Number:

Name of Collateral Object		Real estate property
Custodian	Hunan Duoyuan Printing Machinery Co. Ltd.	Property or Use Right owned by	Hunan Duoyuan Printing Machinery Co. Ltd.
Location of real estate	No.362 Bao Qing Road west, Shaoyang	Location and number of land
Number of real estate certificate	Shao Fang Quan Zheng Jian Zheng Zi Di 0009734 Hao	Number of land use right certificate
Construction date		Term (period) of land use right
Construction area	18695.46 m2	Area of land use right
Construction structure		Including area occupied by construction
Usage		Usage	Residence
Mortgage or Lease		Mortgage
Evaluated amount of real estate
Mortgagor (seal) Mortgagee (seal) Legal representative or authorized agent 28th July 2007 Handling person 28th July 2007
This list is correct after examination, and shall be numbered as ____ to be incorporated as part of this Contract. This list is made in ___ copies, with each party holding one copy.
Notes:
Totally ___ pages, Page number ___